Exhibit 99.1

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Credit Agreement (this “Second Amendment”) is made and entered into as of December 16, 2013 (the “Second Amendment Effective Date”), by and among Neenah Paper, Inc., a Delaware corporation (“Parent”), each subsidiary of Parent listed as a “Borrower” on the signature pages hereto (together with Parent, each a “Borrower” and collectively, the “Borrowers”), each of the financial institutions which is a signatory hereto (individually, a “Lender” and collectively, the “Lenders”),  and JPMorgan Chase Bank, N.A., as agent for the Lenders (the “Agent”).

RECITALS:

WHEREAS, the Borrowers, the financial institutions from time to time party thereto, and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 11, 2012, as amended by that First Amendment to Second Amended and Restated Credit Agreement, dated as of June 7, 2013 (the “Credit Agreement”).  Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement.

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended as hereinafter provided.

WHEREAS, subject to and upon the terms and conditions contained herein, the Lenders have agreed to the Credit Parties’ requests as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                      Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Second Amendment, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1                               Amendments to Definitions.

(a)                 The following definition of, “Second Amendment”, shall be inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment” shall mean that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of December 16, 2013.

(b)                 The definition of, “Inter-Company Loans”, contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read in full as follows:

“Inter-Company Loans” shall mean collectively, (a) the inter-company loans made from time to time by the Parent to NP International Holdco to finance, by means of loans described in clauses (b), (c) and (d), the 2006 acquisition of Neenah Germany, the substantially contemporaneous payment of the purchase price for any Permitted Offshore Acquisitions and the non-acquisition-related activities of NP International HoldCo and any of its direct or indirect subsidiaries that are Offshore Entities from time to time; provided that such inter-company loans are permitted under Section 7.7; (b) advances from time to time under the inter-company revolving line of credit from NP International HoldCo to FinCo, evidenced by the FinCo Note, which line of credit shall be used to provide FinCo with funds to finance, by means of loans described in clause (c), the activities of NP International and any of its direct or indirect subsidiaries that are Offshore Entities, to the extent permitted under this Agreement; (c) the inter-company loans made from time to time by FinCo to NP International to finance the 2006 acquisition of Neenah Germany, the substantially contemporaneous payment of the purchase price for any Permitted Offshore Acquisitions and the activities of NP International and any of its direct or indirect subsidiaries that are Offshore Entities, to the extent permitted under this Agreement; (d) the inter-company loans made from time to time by NP International HoldCo to NP International and/or any of NP International HoldCo’s direct or indirect subsidiaries that are Offshore Entities, to finance the substantially contemporaneous payment of the purchase price for any Permitted Offshore Acquisitions by NP International or any of its direct or indirect subsidiaries that are Offshore Entities, and the activities of NP International and any of its subsidiaries that are Offshore Entities, to the extent permitted under this Agreement; and (e) the inter-company loans made from time to time by NP International to Parent, not to exceed $22,000,000.00 at any one time outstanding, to finance all or part of the purchase price for anticipated acquisitions by the Parent, to the extent permitted under this Agreement; provided, that, in the case of inter-company loans made pursuant to clause (e), (i) such inter-company loans shall be unsecured Subordinated Indebtedness of the Parent and (ii) repayments of such intercompany loans shall be made only to the extent permitted by Section 7.11(f).

1.2                               Amendment to Section 7.1(f) of the Credit Agreement.  Section 7.1(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f) Indebtedness of any Credit Party to any other Credit Party, or Indebtedness of the Parent to NP International pursuant to an Inter-Company Loan contemplated by clause (e) of the definition of Inter-Company Loan, provided, that, no such Indebtedness of a Credit Party to another Credit Party may be cancelled, compromised or otherwise discounted in any respect without the written consent of the Required Lenders;

1.3                               Amendment to Section 7.4(c) of the Credit Agreement.  Section 7.4(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c)  (i) Sell, convey, lease, transfer or otherwise dispose of all or any portion of the Property (except for (A) the sale of Inventory in the ordinary course of business, and (B) the utilization of cash in the ordinary course of business and for a purpose not prohibited by this Agreement or the other Loan Documents) of any Credit Party, or agree to take any such action, or (ii) permit any Offshore Entity to sell, convey, lease, transfer or otherwise dispose of all or any substantial portion of the Property (except for (A) the sale of Inventory in the ordinary course of business, and (B) the utilization of cash in the ordinary course of business and for a purpose not prohibited by this Agreement or the other Loan Documents) of such Offshore Entity, or permit any Offshore Entity to agree to take any such action;

1.4                               Amendments to Section 7.11 of the Credit Agreement.

(a)                 Section 7.11(d) of the Credit Agreement is hereby amended by deleting the word “or” from the end thereof.

(b)                 Section 7.11(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)  Except as provided in clause (f) below, redeem (whether as a result of mandatory or optional redemption obligations or rights), purchase, defease or retire for value, or make any principal payment on, any Subordinated Indebtedness, prior to the Termination Date (other than any non-cash conversion to equity and any principal payments on Indebtedness owed by a Credit Party to another Credit Party permitted under Section 7.1(f)); or

(c)                  Section 7.11 of the Credit Agreement is hereby amended by adding the following clause (f) at the end thereof:

(f)  Make any principal or interest payment on, any Inter-Company Loan contemplated by clause (e) of the definition of Inter-Company Loan, prior to the Termination Date, unless  no Default or Event of Default exists on the date that such payment is made, or would result from such payment.

1.5                               Amendment to Section 7.16 of the Credit Agreement.  Section 7.16 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

The foregoing clause (b) will not prevent restrictions in the documentation pertaining to Indebtedness of Neenah Germany which prohibit or restrict the payment by Neenah Germany of interest accruing on any Inter-Company Loans owed by Neenah Germany provided that (i) such restrictions are only in effect only for calendar year 2014, and (ii) following the Second Amendment Effective Date (as defined in the Second Amendment) and on or prior to December 31, 2013 (A) Neenah Germany makes a distribution to NP International in an amount not less than $20,000,000, and (B) the full amount of such distribution is loaned by NP International to Parent pursuant to an Inter-Company Loan contemplated by clause (e) of the definition of Inter-Company Loan.

1.6                               Amendment to Section 7.20(b) of the Credit Agreement.  Section 7.20(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b)                                 Limitations on Assets. Permit FinCo, NP International and NP International HoldCo to hold Property other than (i) Stock in Persons for whom the beneficial ownership, directly or indirectly, of more than fifty percent (50%) of the Stock of such Persons is owned by the Parent, free and clear of all Liens, (ii) Inter-Company Loans for which such party is the lender thereunder, (iii) cash received in the form of loan proceeds from an Inter-Company Loan, provided that such cash is loaned, advanced or otherwise invested in Permitted Offshore Acquisitions or the activities of NP International and any Offshore Entity subsidiaries of NP International from time to time substantially contemporaneously after receipt, (iv) cash received in the form of dividends or repayment of Inter-Company Loans, provided that such cash is either  (A) applied to accrued and unpaid interest on such Inter-Company Loans, (B) is distributed substantially contemporaneously after receipt in the form of distributions to the holder(s) of such Person’s Stock or a repayment of principal then outstanding under an Inter-Company Loan owing by such Person, or (C) retained by NP International in the reasonable business judgment of the Parent to provide for the payment of bonuses to employees of NP International and tax obligations of NP International or other Offshore Entities in the ordinary course of business, (v) in the case of NP International, payments received for services performed under the NP International Services Agreement, (vi) in the case of NP International HoldCo and NP International, cash received directly or indirectly from the Parent that is used  to pay the wages, salaries and benefits of employees of NP International in the ordinary course of business, (vii) cash representing (A) profits earned by NP International for services performed under the NP International Services Agreement prior to March 31, 2011 and (B) amounts retained in the reasonable business judgment of the Parent to provide for the payment of bonuses to employees of NP International in the ordinary course of business and tax obligations of NP International or other Offshore Entities in the ordinary course of business, (viii) Investments by NP International HoldCo and NP International, or either of them, that would qualify as Permitted Investment Securities, but for the fact that they are not pledged to the Agent and the Lenders as Collateral, and (ix) the property occupied by NP International under the NP International Lease, if and to the extent that prior to March 31, 2011 the NP International Lease was not required to be treated as a Capital Lease Obligation under GAAP, but as a result of any changes in GAAP mandated by the Financial Accounting Standards Board or successor organization and implemented after March 31, 2011 the NP International Lease is required to be treated as a Capital Lease Obligation under GAAP.

SECTION 2.                      Conditions Precedent to Second Amendment.  This Second Amendment will be effective as of the Second Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

2.1                               Counterparts.  The Agent will have received counterparts of this Second Amendment duly executed by each of the Credit Parties, the Agent, the Required Lenders and each of the Term Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

2.2                               Expenses.  To the extent invoiced, the Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Second Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.

2.3                               Other Documents.  The Agent shall have been provided with such documents, instruments and agreements, and Borrowers shall have taken such actions, in each case as the Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.

SECTION 3.                      Representations and Warranties.  The Credit Parties hereby represent and warrant to the Lender Parties that:

3.1                               the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and the Credit Parties are in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents;

3.2                               no Default or Event of Default has occurred and is continuing under the Credit Agreement; and

3.3                               this Second Amendment has been duly executed and delivered by the Credit Parties, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.                      No Waiver.  Nothing contained in this Second Amendment shall be construed as a waiver by the Lender Parties of any covenant or provision of the Credit Agreement, the other Loan Documents, or of any other contract or instrument between the Credit Parties and any of the Lender Parties, and the failure of the Lender Parties at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Lender Parties to thereafter demand strict compliance therewith.  The Agent and the Lenders hereby reserve all rights granted under the

Credit Agreement, the other Loan Documents, this Second Amendment and any other contract or instrument between the Credit Parties and the Lender Parties.

SECTION 5.                      Survival of Representations and Warranties.  All representations and warranties made in this Second Amendment, including any Loan Document furnished in connection with this Second Amendment, shall survive the execution and delivery of this Second Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.

SECTION 6.                      Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Second Amendment and all related documents.

SECTION 7.                      Severability.  Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.                      APPLICABLE LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.                      Successors and Assigns.  This Second Amendment is binding upon and shall inure to the benefit of the Agent, Lenders and the Credit Parties and their respective successors and assigns, except the Credit Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent, other than as expressly permitted under the terms of the Credit Agreement.

SECTION 10.                                                               Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed signature page of this Second Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11.                                                               Effect of Consent.  No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Credit Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

SECTION 12.                                                               Headings.  The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13.                                                               Reaffirmation of Loan Documents.  This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 14.                                                               Loan Document.  This Second Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

SECTION 15.                                                               Entire Agreement.  THE CREDIT AGREEMENT, THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SECOND AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

 [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date set forth above.

BORROWERS:

NEENAH PAPER, INC.,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

NEENAH PAPER MICHIGAN, INC.,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

NPCC HOLDING COMPANY, LLC,
as a Borrower

By:	Neenah Paper, Inc., as its sole member

	By:	/s/ Bonnie C. Lind
	Name:	Bonnie C. Lind
	Title:	Senior Vice President, CFO and Treasurer

NEENAH PAPER FVC, LLC
(successor by conversion to Neenah Paper FVC, Inc.), as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

[Signature Page]
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NEENAH PAPER, INC.

NEENAH PAPER FR, LLC,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

[Signature Page]
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NEENAH PAPER, INC.

JPMORGAN CHASE BANK, N.A.,
as a Lender, as the Agent and as Swingline Lender

By:	/s/ Jeff A Tompkins
Name:	Jeff A. Tompkins
Title:	Authorized Officer

[Signature Page]
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NEENAH PAPER, INC.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

[Signature Page]
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NEENAH PAPER, INC.

UBS AG, Stamford Branch,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page]
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NEENAH PAPER, INC.

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Lauren Havens
Name:	Lauren Havens
Title:	Authorized Signatory

[Signature Page]
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NEENAH PAPER, INC.

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Jason Hoefler
Name:	Jason Hoefler
Title:	Director

[Signature Page]
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NEENAH PAPER, INC.